UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2023

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 648-3553

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lucid Group, Inc. (the “Company”), the Company’s stockholders approved the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan (including the Lucid Group, Inc. 2021 Employee Stock Purchase Plan attached thereto) (the “Plan”). Under the Plan as approved by the Company’s stockholders at the Annual Meeting, the number of shares available for issuance has been increased by 39,166,575 shares effective as of the date of the Annual Meeting. In addition, the Plan prohibits (i) the repricing and buyout of underwater stock options and stock appreciation rights without prior stockholder approval, and (ii) grants of options and stock appreciation rights that provide for dividend equivalents. A more complete description of the terms of the Plan can be found in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 13, 2023 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate”) to provide that any director may be removed from office by the stockholders of the Company, with or without cause, by the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class, as described in the Proxy Statement. The Certificate was filed with the Secretary of State of the State of Delaware on April 24, 2023 and became effective on such date. The foregoing summary is not a complete summary of such amendment or the Certificate and is qualified by reference to the full text of the Certificate, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 24, 2023. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on February 28, 2023, the record date for the Annual Meeting, there were 1,830,570,807 shares of common stock outstanding and entitled to vote.

At the Annual Meeting, the Company’s stockholders voted on the following five proposals, each of which is described in more detail in the Proxy Statement. The number of votes cast with respect to each proposal was as indicated below:

1.	Election of Directors. The following nine nominees were elected to serve as directors until the Company’s 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Turqi Alnowaiser	1,234,614,345	19,080,493	208,277,101
Glenn R. August	1,240,676,545	13,018,293	208,277,101
Andrew Liveris	1,226,975,405	26,719,433	208,277,101
Sherif Marakby	1,249,601,412	4,093,426	208,277,101
Nichelle Maynard-Elliott	1,246,884,804	6,810,034	208,277,101
Chabi Nouri	1,250,853,149	2,841,689	208,277,101
Peter Rawlinson	1,248,363,356	5,331,482	208,277,101
Ori Winitzer	1,249,644,836	4,050,002	208,277,101
Janet S. Wong	1,249,648,685	4,046,153	208,277,101

2.	Ratification of the Selection of the Independent Registered Public Accounting Firm. The ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023, was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,455,196,446	4,574,102	2,201,391	N/A

3.	Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers. The results of the advisory vote regarding the Company’s 2022 executive compensation as disclosed in the Proxy Statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,239,436,893	12,521,821	1,736,124	208,277,101

4.	Approval of the Amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. The amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,228,845,858	23,399,455	1,449,525	208,277,101

5.	Approval of the Third Amended and Restated Certificate of Incorporation. The amendment and restatement of the Company’s certificate of incorporation was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,250,213,618	1,930,602	1,550,618	208,277,101

Item 8.01	Other Events.

Turqi Alnowaiser is the Chairman of the Board of Directors of the Company, effective as of the date of the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Third Amended and Restated Certificate of Incorporation of Lucid Group, Inc.

10.1	Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan (including the Lucid Group, Inc. 2021 Employee Stock Purchase Plan, attached thereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2023	Lucid Group, Inc.

	By:	/s/ Sherry House
Sherry House Chief Financial Officer